Aberdeen Global Fixed Income Fund

Aberdeen Funds: Summary Prospectus

February 27, 2012, as amended July 20, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 27, 2012, as supplemented, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2011, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: CUGAX Class C: CGBCX Class R: AGCRX Institutional Class: AGCIX Institutional Service Class: CGFIX

Objective

The Aberdeen Global Fixed Income Fund (the "Global Fixed Income Fund" or the "Fund") seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Fixed Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges" section on page 167 of the Fund's prospectus and in the "Additional Information on Purchases and Sales" – "Waiver of Class A and Class D Sales Charges" and "Reduction of Sales Charges" section on pages 146-148 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None[1]	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.53%	0.51%	0.56%	0.51%	0.71%
Total Annual Fund Operating Expenses	1.38%	2.11%	1.66%	1.11%	1.31%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.22%	1.95%	1.50%	0.95%	1.15%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Global Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$544	$828	$1,134	$1,999
Class C shares	$298	$646	$1,119	$2,429
Class R shares	$153	$508	$887	$1,952
Institutional Service Class shares	$117	$399	$703	$1,565
Institutional Class shares	$97	$337	$596	$1,337

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$198	$646	$1,119	$2,429

Portfolio Turnover

The Global Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 199.69% of the average value of its portfolio.

Principal Strategies

The Global Fixed Income Fund seeks to achieve its objective by investing in fixed-income securities of U.S. and foreign issuers including:

•  foreign governments, their agencies and instrumentalities, and foreign companies, including those in emerging markets;

•  multinational organizations, such as the World Bank;

•  the U.S. government, its agencies and instrumentalities and U.S. companies; and

•  asset-backed securities.

As a non-fundamental policy, under normal market conditions, the Global Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of countries throughout the world, which may include the U.S. Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries. There is no limit on the Fund's ability to invest in emerging markets.

If the Global Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Fixed Income Fund.

The investment team bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Fund generally invests in markets where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the investment team believes the currency risk can be reduced through hedging.

The Fund may invest in all types of fixed-income securities, including:

•  corporate bonds, debentures and notes;

•  convertible debt securities;

•  preferred stocks;

•  government securities;

•  municipal and other government related securities;

•  mortgage-backed and other asset-backed securities; and

•  repurchase agreements involving portfolio securities.

The Fund may purchase securities denominated in foreign currencies or in U.S. dollars.

The Fund may invest up to:

•  40% of assets in securities of issuers located in any single foreign country;

•  35% of net assets in fixed-income securities rated below investment grade (junk bonds);

•  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•  20% of net assets in equity securities, including common stocks, warrants and rights.

The Fund has no stated maturity policy and the average effective maturity may change.

In pursuing its investment strategies, the Fund may also invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts

2  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012 and options, and credit linked notes. The Fund may enter into transactions which include but are not limited to the purchase and writing of call and put options on securities (including exchange-listed and over-the-counter options), and the purchase and sale of futures contracts and options thereon such as securities indices, bond and interest rate futures.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•  to manage the Fund's interest rate, credit and currency exposure;

•  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•  as a hedging strategy;

•  to seek to increase total returns (which is considered a speculative practice); and

•  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

If the Fund invests in derivatives with an underlying asset that meets the 80% policy, the value of the derivative would be included to meet the 80% minimum. Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Global Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Credit Risk – a debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk – changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Market Risk – the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk – the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities – the Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Asset-Backed Securities – Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Derivatives Risk (including Options, Futures and Swaps) – derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012  3

Counterparty Risk – derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Non-Hedging Foreign Currency Trading Risk – the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing "long" and/or "short" portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Extension Risk – principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Portfolio Turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Valuation Risk – the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The returns presented for the Global Fixed Income Fund prior to July 20, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Global Fixed Income Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Fixed Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Global Fixed Income Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Class R shares have not been in operation for a full calendar year; therefore no performance information for Class R shares is provided. The returns for Class R shares will be substantially similar to returns for Class A shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns – Class A Shares (Years Ended Dec. 31)

Best Quarter: 7.74% – 3rd quarter 2009

Worst Quarter: -4.88% – 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

4  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012

Average Annual Total Returns – as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception (Class C: 04/29/05, Institutional Class: 07/20/09)
Class A shares – Before Taxes	3.55%	5.63%	5.99%	NA
Class A shares – After Taxes on Distributions	2.47%	3.95%	4.09%	NA
Class A Shares – After Taxes on Distributions and Sale of Fund Shares	2.31%	3.82%	4.01%	NA
Class C shares – Before Taxes	2.77%	4.81%	NA	3.43%
Institutional Class shares – Before Taxes	3.88%	NA	NA	6.10%
Institutional Service Class shares – Before Taxes	3.81%	5.85%	6.23%	NA
Barclays Capital Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.64%	6.46%	7.16%	6.86%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Global Fixed Income Fund's investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited ("AAMAL") and Aberdeen Asset Management Investment Services Limited ("AAMISL") as subadvisers to the Fund. Currently, AAMISL provides day-to-day management of the Fund.

Aberdeen Asset Management PLC is merging a number of its companies (the "Merging Companies"), including AAMISL, into Aberdeen Asset Managers Limited ("AAML"), effective March 1, 2012. Therefore, effective March 1, 2012, AAML will replace AAMISL as subadviser to the Fund. The merger will be achieved by transferring all the assets and liabilities of the Merging Companies to AAML, a Scottish company that is authorized and regulated in the UK by the Financial Services Authority and acts as Aberdeen's main operating company in the United Kingdom. AAML will continue to conduct the businesses of the Merging Companies as their successor and will have all necessary regulatory licenses, authorizations and permissions in order to carry on the business of the Merging Companies, including registration with the U.S. Securities and Exchange Commission. There will be no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to AAMISL for the management and compliance oversight of the Fund will be available to AAML. Counsel to the Trust has provided a legal opinion confirming that the transaction will not be deemed an assignment under the U.S. Investment Company Act of 1940, as amended.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Neil Moriarty	Senior Portfolio Manager	2009

Joanne Gilbert	Portfolio Manager, Global Macro	Inception*

Rich Smith	Portfolio Manager, Global Credit	2009

Oliver Boulind	Head of Global Credit	2009

József Szabó	Head of Global Macro	2011

*  Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Asset Accumulation Plan	$1,000

Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum

Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012  5

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

6  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012

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  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012  7

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8  Aberdeen Global Fixed Income Fund: Summary Prospectus as of February 27, 2012, as amended July 20, 2012

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